UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 30, 2024

HealthStream, Inc.
(Exact name of Registrant as Specified in Its Charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 11th Avenue North, Suite 1000, Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615-301-3100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.00)	HSTM	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 30, 2024, HealthStream, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The final results of the proposals submitted to shareholder vote at the Annual Meeting, which proposals were described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 11, 2024, are set forth below.

(1)	The shareholders of the Company elected each of the following three directors in Class III for a term of three years and until their successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON VOTES
Robert A. Frist, Jr.	25,268,454	897,668	1,373,400
Frank Gordon	23,969,764	2,196,358	1,373,400
Terry A. Rappuhn	25,748,351	417,771	1,373,400

The remaining directors of the Company not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
26,939,560	599,219	743	0

(3)	The shareholders of the Company approved a non-binding advisory resolution on the Company’s executive compensation as described in the Proxy Statement (“say-on-pay”):

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
25,049,159	1,112,090	4,873	1,373,400

(4)	The shareholders of the Company, through a non-binding advisory resolution, determined the frequency with which the Company will conduct future say-on-pay votes:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON VOTES
24,451,208	18,578	1,679,619	16,717	1,373,400

In light of the voting results with respect to the frequency of the advisory vote on executive compensation as set forth above and the Company’s recommendation that shareholders vote to hold future say-on-pay votes each year, the Company will continue to hold such votes each year until the next required advisory vote on the frequency of such votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 3, 2024	HEALTHSTREAM, INC.

	By:	/s/ Scott A. Roberts
Scott A. Roberts Chief Financial Officer